                                                               Exhibit(a)(1)(ii)
                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

                                       of

                          Coinmach Laundry Corporation

              Pursuant to the Offer to Purchase Dated May 26, 2000

                                       by

                          CLC Acquisition Corporation


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                 ON JULY 3, 2000, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                           First Union National Bank

             By Mail:              By Facsimile Transmission:     By Hand or Overnight Courier:
    First Union National Bank            (704) 590-7599            First Union National Bank
         Equity Services                                                Equity Services
 1525 West W.T. Harris Boulevard,                             1525 West W.T. Harris Boulevard, 3C3
               3C3                                                  Charlotte, NC 28262-1153
     Charlotte, NC 28262-1153

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

                                                    Share Certificate(s) and Shares(s)
  Name(s) & Address(es) of Registered Holders(s)                 Tendered
   Please fill in, if blank, exactly as name(s)      (Attach additional signed list if
           appear(s) on certificate(s)                          necessary)
------------------------------------------------------------------------------------------
                                                                Total Number
                                                    Share         of Shares       Number
                                                 Certificate   Represented by   of Shares
                                                  Number(s)*   Certificate(s)*  Tendered**
                                        --------------------------------------------------
                                        --------------------------------------------------
                                        --------------------------------------------------
                                        --------------------------------------------------
                                        --------------------------------------------------
                                        --------------------------------------------------
                                                 Total Shares

--------------------------------------------------------------------------------
  *  Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders of Coinmach Laundry Corporation, if either certificates evidencing Shares (as defined below) ("Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined under "THE TENDER OFFER--Acceptance for Payment and Payment for Shares" of the Offer to Purchase) pursuant to the procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined under "THE TENDER OFFER--Terms of the Offer" of the Offer to Purchase), or who cannot complete the procedures for book-entry transfer on a timely basis and who wish to tender their shares, must tender their Shares according to the guaranteed delivery procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 12.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution:
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Stockholder(s): ______________________________________
  Window Ticket Number (if any): _____________________________________________
  Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to CLC Acquisition Corporation, a Delaware corporation ("Purchaser"), the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), of Coinmach Laundry Corporation, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase any and all of the outstanding Shares at a purchase price of $14.25 per Share, net to the seller in cash, without interest thereon (less any required withholding taxes), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 26, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Offer to Purchase collectively constitute the "Offer"). The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of May 12, 2000 (the "Merger Agreement"), between Purchaser and the Company. The undersigned understands that Purchaser reserves the right to assign its right to purchase all or any portion of the Shares tendered pursuant to the Offer to a wholly owned subsidiary of Purchaser, but any such assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of the tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and all dividends, distributions and rights declared, paid or distributed in respect of such Shares on or after May 26, 2000 (collectively, "Distributions") and irrevocably appoints First Union National Bank (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Distributions (and such other shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and Distributions (and such other shares or securities), or transfer ownership of such Shares and Distributions (and such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares and Distributions (and such other shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Distributions (and such other shares or securities), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered herewith and accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the stockholder with respect to such Shares (and such other shares and securities) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and such other shares and securities), including voting at any meeting of stockholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions (and such other shares or securities). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount of value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Shares not tendered or not purchased in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

    To be completed ONLY if
 certificate(s) for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be issued in
 the name of someone other than the
 undersigned.

 Issue [_] check[_] certificates
 to:
 Name ______________________________
           (Please Print)
 Address ___________________________
 -----------------------------------
 -----------------------------------
         (Include Zip Code)
 -----------------------------------
  (Tax ID, or Social Security No.)
   (See Substitute Form W-9 on the
            reverse side)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

    To be completed ONLY if
 certificate(s) for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be sent to
 someone other than the undersigned
 at an address other than that
 shown above.

 Mail [_] check[_] certificates
 to:
 Name ______________________________
           (Please Print)
 Address ___________________________
 -----------------------------------
 -----------------------------------
         (Include Zip Code)
 -----------------------------------

                                   SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9

 X ____________________________________________________________________________

 X ____________________________________________________________________________
                          (Signature(s) of Holder(s))
 Date: _________________________ , 2000

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 (Name (s) ____________________________________________________________________
 ------------------------------------------------------------------------------
                                 (Please Print)
 Capacity (full title) ________________________________________________________

 Address ______________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone Number _______________________________________________

 Tax Identification or
 Social Security No. __________________________________________________________

                    COMPLETE SUBSTITUTE FORM W-9 ON REVERSE

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)

 Authorized Signature _________________________________________________________

 Name _________________________________________________________________________
 Name of Firm _________________________________________________________________
                                 (Please Print)
 Address ______________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone Number _______________________________________________
 Dated: ________________________ , 2000

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  To complete the Letter of Transmittal, you must do the following:

  .  Fill in the box entitled "Description of Shares Tendered."

  .  Sign and date the Letter of Transmittal in the box entitled "Sign Here."

  .  Fill in and sign in the box entitled "Substitute Form W-9."

  In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  . If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment
     Instructions."

  . If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  . If you want any payment for Shares or certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

  1. Guarantee of Signatures. Except as otherwise provided below, signatures on Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program, or by any other firm which is a bank, broker, dealer, credit union or savings association (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), except in cases where Shares are tendered (a) by a registered holder of Shares who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on the Letter of Transmittal or (b) for the account of any Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Certificates not accepted for payment or not tendered are to be returned, to a person other than the registered holder, then the Certificates must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name of the registered holder appears on such Certificates, with the signatures on such Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be used if either Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation (as defined in the Offer to Purchase)), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. The term "trading day" is any day on which the Nasdaq National Market is open for business.

  The method of delivery of shares, the Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate schedule attached hereto.

  4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares represented by the old Certificate(s) will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the Certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the Certificate(s) for such Shares. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

  7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to an account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be credited to an account maintained at the Book-Entry Transfer Facility.

  8. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty and 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering stockholder should follow the instructions set forth in the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certification of Awaiting Taxpayer Identification Number." If the stockholder has indicated in the Substitute Form W-9 that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. Such amounts, however, will be refunded if a TIN is provided to the Depositary within 60 days.

  9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at the address on the face of this Letter of Transmittal.

  10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent: MacKenzie Partners, Inc., 156 Fifth Avenue, New York, NY 10010, Telephone: (212) 929-5500, Attention: Mark Harnett.

  11. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's sole discretion, as set forth in the Offer to Purchase.

  12. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary, which also acts as the Company's transfer agent. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY
          HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                    PAYER'S NAME: First Union National Bank

--------------------------------------------------------------------------------

                      Part 1--PLEASE PROVIDE YOUR
                      TIN IN THE BOX AT RIGHT AND     ----------------------
                      CERTIFY BY SIGNING AND           Social Security Number
                      DATING BELOW.

 SUBSTITUTE                                                      OR

 Form W-9
 Department of                                        ----------------------
 the Treasury                                          Employer Identification
 Internal                                                      Number
 Revenue             ----------------------------------------------------------
 Service              Part 2--Certification--        Part 3--Awaiting
                      Under the penalties of         TIN [_]
                      perjury, I certify that:


 Payer's              (1) The number shown on         ----------------------
 Request for              this form is my correct
 Taxpayer                 Taxpayer Identification
 Identification           Number (or I am waiting
 Number ("TIN")           for a number to be
                          issued to me), and




                     ----------------------------------------------------------
                      (2) I am not subject to
                          backup withholding
                          because (a) I am exempt
                          from backup
                          withholding, or (b) I
                          have not been notified
                          by the Internal Revenue
                          Service (the "IRS")
                          that I am subject to
                          backup withholding as a
                          result of a failure to
                          report all interest or
                          dividends, or (c) the
                          IRS has notified me
                          that I am no longer
                          subject to backup
                          withholding.


    Sign Here         Certification Instructions--You must cross out item
  (right arrow)       (2) above if you have been notified by the IRS that
                      you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                     ----------------------------------------------------------

                      Signature ____________________  Date ___________, 2000


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature: ____________________________________         Date: ________, 2000


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

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "EXEMPT" in response to Part 2 of the Substitute Form W-9, and by signing and dating, the substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                        PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

                      WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL.

Questions and requests for assistance may be directed to the MacKenzie Partners, Inc., 156 Fifth Avenue, New York, NY 10010, Telephone: (212) 929-5500, Attention: Mark Harnett. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Company as set forth below, and will be promptly furnished at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

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